                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy               / /        Confidential, For Use of
                 Statement                                  the Commission Only
                                                            (as permitted by
                                                            Rule 14a-6(e)(2)
      /X/        Definitive Proxy Statement
      / /        Definitive Additional
                 Materials
      / /        Soliciting Material Under Rule 14a-12

               THE LANGER BIOMECHANICS GROUP, INC.
      --------------------------------------------------------------------------------
                      (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee:

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement no.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                      THE LANGER BIOMECHANICS GROUP, INC.
                                450 COMMACK ROAD
                           DEER PARK, NEW YORK 11729

                            ------------------------

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--AUGUST 2, 2000

                            ------------------------

          TO THE SHAREHOLDERS OF THE LANGER BIOMECHANICS GROUP, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc. (the "Company") will be held at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, on August 2, 2000 at 11:00 A.M., for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and,

2. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on June 20, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

    Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR PROXY VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPANYING STAMPED ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

    All shareholders are cordially invited to attend this meeting.

                                        By Order of the Board of Directors

                                        [LOGO]
                                        Dr. Justin Wernick
                                        Secretary

                                        July 3, 2000

           IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                             AND RETURNED PROMPTLY.

                      THE LANGER BIOMECHANICS GROUP, INC.
                                450 COMMACK ROAD
                           DEER PARK, NEW YORK 11729

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 2, 2000
                     SOLICITATION AND REVOCATION OF PROXIES

    This statement is furnished in connection with the solicitation by the Board of Directors of The Langer Biomechanics Group, Inc., a New York corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Shareholders of the Company to be held on August 2, 2000 at 11:00 A.M., at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, and any adjournments thereof.

    A form of proxy is enclosed for use at the meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the meeting, and any shareholder present at the meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted FOR the election of the nominees of directors named herein, and, as recommended by the Board of Directors, with regard to all other matters or, if no such recommendation is given, in their own discretion.

    The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the common stock, par value $.02 per share, of the Company ("Common Stock") and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is July 3, 2000.

    Only shareholders of record at the close of business on June 20, 2000 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such record date the Company had outstanding 2,552,081 shares of Common Stock. Each share entitles the holder thereof to one vote and a vote of the majority of shares present, or represented, and entitled to vote at the meeting is required to approve each proposal to be acted upon at the meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.

                      NOMINATION AND ELECTION OF DIRECTORS

    Four persons are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the four nominees named below. If any nominees, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designated by the Board of Directors to replace any such nominee.

    The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such person:

             DIRECTOR                                                                           DIRECTOR
              NOMINEE                  AGE                          OFFICE                       SINCE
-----------------------------------  --------   ----------------------------------------------  --------
Stephen V. Ardia...................     58      Chairman of the Board                             1999
Kenneth Granat.....................     55      Director                                          1995
Dr. Justin Wernick.................     64      Chief Medical Director, Secretary and Director    1971
Thomas I. Altholz..................     49      Director                                          1997

    Mr. Ardia has been Chairman of the Board of Directors of the Company since January 1999 and has been a Director of the Company since November 1998. From 1969 to 1994, he was employed by Goulds Pumps, Inc., including most recently as President and Chief Executive Officer. Goulds Pumps, Inc. is a Fortune 500 manufacturer of industrial and residential pumps. From 1995 to 1999, Mr. Ardia was President at Environment One Corporation, a maker of advanced, environmentally sensitive sewage collection systems. Mr. Ardia serves on the Board of Directors of the New York College of Chiropractic Medicine.

    Mr. Granat has been a Director of the Company since January 1995, including serving as Chairman of the Board from January 1995 to January 1999. Since 1987, he has been President of Active Screw and Fastener Inc., an Elk Grove Village, Illinois company engaged in full line distribution of fasteners with plants in Chicago, Illinois and Tucson, Arizona. Since 1991, he has also been Vice President and a Director of Trigran Investments Inc., Deerfield, Illinois, the general partner and investment advisor for Trigran Investments, L.P., a more than 10 percent shareholder of the Company. Mr. Granat holds a J.D. from the University of Illinois as well as a B.B.A. degree in Business from the University of Michigan.

    Dr. Wernick is a co-founder of the Company and has been Executive Vice President (until July 1, 1997), Secretary and a Director of the Company since its formation. Effective July 1, 1997, Dr. Wernick has been serving as Chief Medical Director of the Company. In addition, since July 1997, Dr. Wernick has been Medical Director of Eneslow Comfort Shoe Centers, a shoe retailer.
Dr. Wernick is a Diplomat of the American Board of Podiatric Orthopedics, a Fellow of the American College of Foot Orthopedics and of the American Academy of Podiatric Sports Medicine and a member of several other professional societies. In 1975, he was the President of the Nassau County division, Podiatry Society of the State of New York and was presented the Podiatrist of the Year Award from that Society in that same year. Since 1969, he has held various academic positions at the New York College of Podiatric Medicine and since 1979 has been serving as a professor with the Department of Orthopedic Sciences at the New York College of Podiatric Medicine. He has guest lectured and directed educational programs, both nationally and internationally, at many other podiatric colleges and seminars during the past 20 years. He has co-authored a book entitled "Practical Manual for a Basic Approach to Biomechanics" in 1972 and a report entitled "Radiologic Study of Motion of the Foot within a Ski Boot" which was published in the Journal of the American Podiatry Association for which he is also a corresponding consultant. Dr. Wernick received his podiatric medical degree from M.J. Lewi College of Podiatry (now known as the New York College of Podiatric Medicine).

    Mr. Altholz has been a Director of the Company since June 1997. Mr. Altholz has been President, owner and Chief Executive Officer of TIA Solutions, Highland Park, Illinois, a business-consulting firm, since 1997. From 1980 to November 1995, he was President and owner of Inlander Steindler Paper Company
(ISP), a paper distribution company with regional sales and warehousing centers in the Midwest, which company was acquired by Alco Standard in November 1995. He has served on several industry advisory Boards such as Minnesota Mining and Manufacturing (3M) and Scott Paper, and was Chairman of Affiliated Paper Companies. He is a member of the Board of Directors of Regal Ware, Inc., a company engaged in manufacturing and marketing of housewares products, and Northmoor Country Club and also is a member of the Board of Trustees of Ripon College. Mr. Altholz received his B.A. in Economics from Ripon College in Ripon, Wisconsin.

    The Board of Directors held three meetings during the fiscal year ended February 29, 2000. Each Director attended all of these meetings.

    While the Company has an Audit Committee, there are no Nominating or Compensation Committees. The Audit Committee's function is to review the adequacy of the Company's internal controls, oversee the financial reporting process and to meet periodically with management and independent auditors. The Committee, which currently consists of Messrs. Ardia, Granat and Altholz, met once during fiscal 2000.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

    The following table sets forth, as of June 20, 2000, the shares of Common Stock owned beneficially and of record (unless otherwise indicated) by each person owning more than five percent (5%) of the outstanding shares, each director and director nominee of the Company, each executive officer of the Company named in the Summary Compensation Table below (excluding one officer who is no longer employed by the Company) and all directors and officers of the Company as a group.

                                                        NUMBER OF
NAME (AND ADDRESS OF 5% HOLDERS)                       SHARES OWNED      PERCENT
--------------------------------                       ------------      --------
KENNETH GRANAT.......................................     775,353(1)       29.4%
155 Pfingsten, Suite 360
Deerfield, Illinois 60015

DONALD CECIL.........................................     248,553           9.7%
1114 Avenue of the Americas
New York, New York 10036

DR. JUSTIN WERNICK...................................     224,867           8.8%
450 Commack Road
Deer Park, New York 11729

STEPHEN V. ARDIA.....................................     116,333(2)        4.5%

DANIEL J. GORNEY.....................................      40,000(3)        1.6%

THOMAS I. ALTHOLZ....................................      49,500(4)        1.9%

ALL DIRECTORS AND OFFICERS AS A GROUP (7 PERSONS)....   1,215,053(6)       44.7%

------------------------

(1) Includes 85,000 shares issuable under outstanding stock options exercisable within sixty days and 620,953 held by Trigran Investments LP. Mr. Granat is a Director and Vice President of the general partner of Trigran Investments, LP. An additional 30,000 shares are owned by the Granat Family Limited Partnership of which Mr. Granat is a general partner and 10,400 shares are owned by a trust of which Mr. Granat is a beneficiary. Mr. Granat also owns 29,000 shares personally.

(2) Includes 50,000 shares issuable under outstanding stock options exercisable within sixty days.

(3) Includes 20,000 shares issuable under outstanding stock options exercisable within sixty days.

(4) Includes 5,000 shares issuable under outstanding stock options exercisable within sixty days.

(5) Includes 169,000 shares issuable under outstanding stock options exercisable within 60 days.

    The Company is not aware of any late filings of, or failures to file, during the fiscal year ended February 29, 2000, the reports required by Section 16(a) of the Exchange Act of 1934.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information regarding the cash compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who received salary and bonus payments in excess of $100,000 during the last fiscal year (the "named executive officers").

SUMMARY COMPENSATION TABLE

                                                              ANNUAL COMPENSATION                LONG-TERM
                                                       ---------------------------------       COMPENSATION
                 NAME AND                    FISCAL     SALARY        BONUS      OTHER            OPTIONS
           PRINCIPAL POSITIONS                YEAR        $             $          $          (NO. OF SHARES)
------------------------------------------  --------   --------      --------   --------      ---------------
Daniel J. Gorney..........................    2000     158,830(1)                      (3)        25,000
President and Chief Executive Officer         1999      34,663                         (3)        15,000

Gary L. Grahn.............................    1999     160,000        64,000     26,666(2)
Former President and                          1998     160,000        53,440           (3)
Chief Executive Officer

------------------------

(1) Mr. Gorney's employment commenced on November 30, 1998.

(2) Mr. Grahn's employment was terminated in December 1999; other compensation of $26,666 represents severance pay and other minor non-disclosed items that are less than 10% of total annual salary and bonus.

(3) Less than 10% of the total annual salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

    Option grants during the fiscal year ended February 29, 2000 to the two named executive officers were as follows:

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                     INDIVIDUAL GRANTS                               ANNUAL RATES OF
                             ------------------------------------------------------------------        STOCK PRICE
                             NUMBER OF SECURITIES   PERCENT OF TOTAL                                APPRECIATION FOR
                              UNDERLYING OPTIONS    OPTIONS GRANTED    EXERCISE OR                   OPTION TERM (1)
                                   GRANTED          TO EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
NAME                                 (#)              FISCAL YEAR        ($/SH)         DATE       5% ($)      10% ($)
----                         --------------------   ----------------   -----------   ----------   ---------   ---------
Daniel J. Gorney...........         25,000                23.8            $1.50        5/18/09     $23,584     $59,675

Gary L. Grahn..............             --                  --               --             --          --          --

------------------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's common stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment.

FISCAL YEAR-END OPTION VALUES

    The table below sets forth information regarding unexercised options held by the Company's named executive officers as of February 29, 2000. No options were exercised by the Company's named executive officers during fiscal 2000.

                                                   NO. OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                      UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS
                                                         FISCAL YEAR END             AT FISCAL YEAR END
                                                    EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
NAME                                                            #                           $(1)
----                                               ----------------------------   -------------------------
Daniel J. Gorney.................................        20,000/80,000                  9,425/37,700
Gary L. Grahn....................................             -/-                           -/-

------------------------

(1) The closing bid price per share of Common Stock as reported by NASDAQ on February 29, 2000 was $1.69. Value is calculated on the difference between the option exercise price of in-the-money options and $1.69 multiplied by the number of shares of Common Stock underlying the option.

                           COMPENSATION OF DIRECTORS

    Directors, who are not executive officers of the Company, are expected to be compensated by means of the issuance of Common Stock. In this connection, the Board of Directors authorized a grant of 4,000 shares of Common Stock at the May 12, 2000 Board meeting. Directors are also reimbursed for their out-of-pocket expenses in connection with the attendance of Board of Directors meetings.

                             EMPLOYMENT AGREEMENTS

    None of the named executive officers have an employment agreement with the Company.

                             SHAREHOLDER PROPOSALS

    Shareholders proposals for action at the Company's 2001 Annual Meeting of Shareholders must be submitted in writing to the Company no later than March 10, 2001 in order that they may be considered for inclusion in the proxy statement and form of proxy related to that meeting. Shareholders who intend to present a proposal at the Company's 2001 Annual Meeting of Shareholders without inclusion of such a proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than May 20, 2001. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                              INDEPENDENT AUDITORS

    The Company's auditors for the year ending February 29, 2000 were Deloitte & Touche LLP. The Company annually reviews the selection of its independent auditors and no selection has been made for the current year. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to make a statement if he wishes to do so and to respond to appropriate shareholder questions.

                         ANNUAL REPORT TO SHAREHOLDERS

    All shareholders of record have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report to Shareholders for the year ended February 29, 2000, which includes audited consolidated financial statements.

                                 OTHER MATTERS

    The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgements.

    A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any shareholder upon written request to Thomas G. Archbold, Vice President and Chief Financial Officer, 450 Commack Road, Deer Park, New York 11729.

                                        By Order of the Board of Directors

                                        [LOGO]

                                        Dr. Justin Wernick
                                        Secretary

Deer Park, New York
July 3, 2000

    SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.